UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	0-5449	95-2088894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (949) 599-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the approval and adoption of the policy statement regarding shareholder rights plans described in Item 8.01, on February 28, 2006, Comarco, Inc., a California corporation (“Comarco”), and U.S. Stock Transfer Corporation, as rights agent (the “Rights Agent”), entered into an amendment (the “Amendment”) to the Rights Agreement between Comarco and the Rights Agent dated February 5, 2003 (the “Rights Agreement”). Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) advanced from February 17, 2013 to January 31, 2007. The effect of the Amendment will be to cause the Rights Agreement and the Rights to terminate at the close of business on January 31, 2007.

Item 3.03.	Material Modification to Rights of Security Holders.

See the information set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On February 24, 2006, the Board of Directors of Comarco approved and adopted the following policy statement on shareholder rights plans:

“The Company’s Rights Plan will terminate effective January 31, 2007 and the Board has no current intention to adopt a new shareholder rights plan thereafter. The Board shall submit the adoption of any future shareholder rights plan to a shareholder vote before it acts to adopt such rights plan; provided, however, that the Board may act on its own to adopt a shareholder rights plan without first submitting such rights plan to a shareholder vote if, under the then-existing circumstances, the Board, including a majority of the independent members of the Board, in the exercise of its fiduciary duties determines that it is in the best interests of the Company and its shareholders to adopt the shareholder rights plan without the delay in adoption that a shareholder vote would necessitate. If a shareholder rights plan is adopted after January 31, 2007 without first submitting such action to a shareholder vote, the Board must submit the shareholder rights plan to a shareholder vote within one (1) year after the effective date of the rights plan. Absent such submission to a shareholder vote, and favorable action thereupon, the shareholder rights plan will expire on the first anniversary of its effective date.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Amendment to Rights Agreement, dated February 28, 2006, by and between Comarco, Inc., a California corporation, and U.S. Stock Transfer Corporation, as Rights Agent.

99.2	Press Release dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 28th day of February, 2006.

COMARCO, INC.

By:	/s/ Daniel R. Lutz
Daniel R. Lutz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Amendment to Rights Agreement, dated February 28, 2006, by and between Comarco, Inc., a California corporation, and U.S. Stock Transfer Corporation, as Rights Agent.

99.2	Press Release dated February 28, 2006.